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                                                                   EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Rural Cellular Corporation's previously filed Registration statement File Nos. 333-10815, 333-10817, 333-28267, and 333-28269.




                                        ARTHUR ANDERSEN LLP


Atlanta, Georgia
July 15, 1997